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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                JANUARY 16, 2002
                                ----------------

                          CUBIST PHARMACEUTICALS, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                   0-21379                     22-3192085
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(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)             Identification No.)

                65 HAYDEN AVENUE, LEXINGTON, MASSACHUSETTS    02421
                ------------------------------------------    -----
               (Address of Principal Executive Offices)     (Zip Code)

       Registrant's telephone number, including area code: (781) 860-8660


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         ITEM 5.  OTHER EVENTS.

         On January 16, 2002, the Registrant issued a press release reporting the preliminary results from the first of two pivotal, Phase III trials investigating the safety and efficacy of Cidecin (daptomycin for injection) in the treatment of community-acquired pneumonia requiring hospitalization. The press release has been filed as an exhibit to this Report on Form 8-K, attached hereto as Exhibit 99.1.


         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.

         99.1  Press Release dated January 16, 2002


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CUBIST PHARMACEUTICALS, INC.


                                     By: /s/ THOMAS A. SHEA
                                         ------------------------------------
                                         Thomas A. Shea
                                         Vice President Finance and
                                         Administration, Chief Financial
                                         Officer, Treasurer

Dated:  January 16, 2002